Exhibit 10.13

QUOTA SHARE RETROCESSION AGREEMENT

This Quota Share Retrocession Agreement (this “Agreement”), dated as of April 28, 2004, is made and entered into by and between ASSURED GUARANTY RE OVERSEAS LTD., formerly known as ACE CAPITAL RE OVERSEAS LTD. (the “Retrocedent”), an insurance company registered and licensed under the laws of the Islands of Bermuda, and ACE TEMPEST RE USA, INC. for and on behalf of ACE AMERICAN INSURANCE COMPANY (the “Retrocessionaire”), a Pennsylvania insurance company.

In consideration of the mutual covenants herein contained and for other good and valuable consideration, the receipt of which is hereby acknowledged, the Retrocedent and the Retrocessionaire agree as follows:

ARTICLE 1

DEFINITIONS

Section 1.1.  Definitions.  For all purposes with regard to this Agreement, the following terms shall have the following meanings:

A.                                   “Allocated Loss Adjustment Expenses” means expenses paid by the Retrocedent on or after the Effective Date in connection with (i) the adjustment of claims under the Reinsurance Agreements, including, without limitation, court costs, interest upon judgments as it accrues, and allocated investigation, adjustment, and legal expenses chargeable to the investigation, negotiation, settlement or defense of a claim or (ii) the protection, perfection or exercise of any subrogation, salvage or recoupment rights under a Reinsurance Agreement.  For the avoidance of doubt, “Allocated Loss Adjustment Expenses” does not include salaries paid to employees of the Retrocedent or other overhead expenses.

B.                                     “Collateral Amount” has the meaning set forth in Section 8.1.

C.                                     “Commutation Amount” means the consideration payable to a ceding company under a Reinsurance Agreement upon the commutation of such Reinsurance Agreement.

D.                                    “Commuted Reinsurance Agreement” means a Reinsurance Agreement that has been commuted with the prior written consent of the Retrocessionaire, which consent will not be unreasonably withheld.  By way of example only, the Retrocessionaire’s consent in respect of a proposed commutation of a Reinsurance Agreement will not have been unreasonably withheld if the Retrocessionaire believes, in good faith, that the consideration demanded by the ceding company in respect of the proposed commutation would be excessive.

E.                                      “Covered Losses” means Reinsurance Agreement Losses and Allocated Loss Adjustment Expenses.

F.                                      “Deposit Amount” means, as of any date of determination, an amount equal to (i) the premiums retained as a deposit by the Retrocedent on the Upfront Premium Payment Date in accordance with Article 5 hereof plus (ii) amounts previously transferred to the Retrocedent in accordance with Article 8 hereof minus (iii) amounts previously appropriated by the Retrocedent in accordance with Article 8 hereof minus (iv) amounts previously transferred to the Retrocessionaire in accordance with Article 8 hereof plus (v) interest credited in accordance with Article 8 hereof.

G.                                     “Effective Date” means April 1, 2004.

H.                                    “Extra Contractual Obligations” means, with respect to any Reinsurance Agreement, any and all liabilities (whether they constitute compensatory, consequential, exemplary or punitive damages) not covered under any provision of such Reinsurance Agreement that arise from the handling of any claim on business covered thereunder, including without limitation, liabilities arising due to the failure by the Retrocessionaire (acting pursuant to the authority granted to it in Article 6 hereof) to settle within the policy limit, or by reason of alleged or actual negligence or bad faith of the Retrocessionaire in rejecting an offer of settlement or in the preparation of the defense or in the trial of any action against the insured thereunder or in the preparation or prosecution of an appeal consequent upon such action.  Notwithstanding the preceding, Extra Contractual Obligations shall not include such liabilities that arise from the Retrocedent’s intentional or reckless disregard of its obligations under this Agreement (including without limitation the Retrocedent’s obligation under Article 7 to provide copies to the Retrocessionaire of all claims notices received by the Retrocedent).

I.                                         “Novation Agreement” means an agreement among the Retrocedent, the Retrocessionaire and a ceding company under a Reinsurance Agreement whereby (i) all of Retrocedent’s right, title, interest and obligations in, to and under such Reinsurance Agreement are assigned to the Retrocessionaire, (ii) all of Retrocedent’s obligations under such Reinsurance Agreement are assumed by the Retrocessionaire and (iii) the Retrocedent is released by the ceding company of all liability under such Reinsurance Agreement.

J.                                        “Quarterly Report” has the meaning set forth in Section 7.1.

K.                                    “Reinsurance Agreements” means those reinsurance agreements entered into by the Retrocedent that are described in Annex A hereto.

L.                                      “Reinsurance Agreement Losses” means amounts paid by the Retrocedent on or after the Effective Date under the terms of a Reinsurance Agreement in respect of (i) claims incurred under such Reinsurance Agreement, including, without limitation, amounts paid in settlement of claims and in satisfaction of judgments, (ii) loss adjustment expenses of the reinsured that are ceded to the Retrocedent under such Reinsurance Agreement and (iii) Extra Contractual Obligations in respect of such Reinsurance Agreement.

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M.                                 “Retrocession Term” has the meaning set forth in Article 2.

N.                                    “Upfront Premium Payment Date” means the second business day following the later of (x) the date upon which the approval or non-disapproval of this Agreement by the Pennsylvania Insurance Department is obtained and (y) the earlier of (i) June 30, 2004 and (ii) the date of the closing of the initial public offering of shares of Assured Guaranty Ltd.

Section 1.2.  Headings.  All captions, headings or titles preceding any Section or Article in this Agreement are solely for convenience of reference and are not part of this Agreement and shall not affect its meaning, construction or effect.

Section 1.3.  Other Interpretative Provisions.  The following interpretive provisions apply to this Agreement:  (a) a reference to any document or agreement shall include such document or agreement as amended, modified or supplemented from time to time in accordance with its terms and the terms of this Agreement; (b) the singular includes the plural and the plural includes the singular; (c) the words “include,” “includes,” and “including” are not limiting; and (d) the words “herein,” “hereof,” “hereunder,” and words of like import shall refer to this Agreement as a whole and not to any particular section or subdivision of this Agreement.

ARTICLE 2

TERM

Section 2.1.  Term.  Subject to the approval or non-disapproval of this Agreement by the Pennsylvania Insurance Department, the term of this Agreement (the “Retrocession Term”) shall commence at 12:01 a.m., Eastern Standard Time, on the Effective Date and shall remain in force until such time as the Retrocedent has no further liability under the Reinsurance Agreements.

ARTICLE 3

TYPE AND BUSINESS COVERED

Quota share retrocession in respect of the Reinsurance Agreements.

ARTICLE 4

COVERAGE

The Retrocedent hereby cedes to the Retrocessionaire, and the Retrocessionaire hereby assumes as reinsurance from the Retrocedent and agrees to pay Retrocedent, (i) 100% of Covered Losses paid by the Retrocedent in respect of the Reinsurance Agreements and (ii)

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100% of Commutation Amounts paid by the Retrocedent in respect of Commuted Reinsurance Agreements.

ARTICLE 5

RETROCESSION PREMIUM

Section 5.1.                                Upfront Premium.  On the Upfront Premium Payment Date, the Retrocedent will pay to the Retrocessionaire premium in the amount of $35,268,744, of which (i) $28,185,118 will be paid to the Retrocessionaire in cash and (ii) $7,084,626 will be retained by the Retrocedent as a deposit.

Section 5.2.                                Periodic Premium.  The Retrocedent will pay to the Retrocessionaire, in accordance with Article 7 hereof, 100% of the premiums (less brokerage and ceding commissions) received on or after the Effective Date in respect of the Reinsurance Agreements.

ARTICLE 6

CLAIMS MANAGEMENT; SETTLEMENTS; ADMINISTRATION; RIGHTS OF ASSOCIATION

Section 6.1.  Claims Management.  The Retrocessionaire agrees to take any and all actions necessary or appropriate for the management of claims arising under the Reinsurance Agreements, including without limitation investigating, assessing, adjusting, arbitrating, litigating and settling claims, as appropriate, and shall conduct itself with the utmost good faith in taking such actions.  The Retrocessionaire is hereby authorized and directed to undertake all such actions on behalf of the Retrocedent.

Section 6.2.  Claims Settlements.  The Retrocedent agrees to abide by the claim settlements of the Retrocessionaire.  The Retrocessionaire shall be the sole judge of (i) the interpretation of the Reinsurance Agreements, (ii) what shall constitute a claim under the Reinsurance Agreements and (iii) the Retrocedent’s liability under the Reinsurance Agreements and the proper amounts for the Retrocedent to pay thereunder.

Section 6.3.  Administration.  The Retrocessionaire agrees to take any and all actions necessary or appropriate for the administration of the Reinsurance Agreements, including without limitation determining the amount of collateral to be posted under such Reinsurance Agreements, and shall conduct itself with the utmost good faith in taking such actions.  The Retrocessionaire is hereby authorized and directed to undertake all such actions on behalf of the Retrocedent.  The Retrocedent will use commercially reasonable efforts to assist the Retrocessionaire in the collection of premium in respect of the Reinsurance Agreements.

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Section 6.4.  Rights of Association.  Subject to the foregoing, the Retrocedent shall have the right and shall be given the opportunity to, at its own expense, associate with the Retrocessionaire in the defense of any suit or proceeding arising out of or connected with any claim under a Reinsurance Agreement.  In such event, the Retrocessionaire and the Retrocedent shall cooperate in all aspects of the defense of such suit or proceeding.

ARTICLE 7

REPORTS AND REMITTANCES

Section 7.1.  Quarterly Report.  Within 30 days following the end of each calendar quarter during the Retrocession Term, the Retrocedent will prepare and deliver to the Retrocessionaire a report (the “Quarterly Report”) containing information relevant to the calculation of the amount (other than amounts due and owing pursuant to Article 8 hereof) owed by or to the Retrocessionaire hereunder in respect of such calendar quarter (which report shall be in such form as the Retrocedent and the Retrocessionaire shall reasonably agree).

Section 7.2.  Remittances.  (a)  Net payments owed to the Retrocessionaire shall accompany the Quarterly Report.  Net payments owed to the Retrocedent shall be made within ten (10) business days of delivery of the Quarterly Report; provided, however, at the option and upon the demand of the Retrocedent, but solely when the Retrocedent is in receipt of a cash call in excess of $100,000 arising from obligations owed on a single Reinsurance Agreement, the Retrocedent shall be paid by wire transfer of same day federal funds within five business days following the date of receipt by the Retrocessionaire of a report identified as a “Special Loss Accounting,” which shall indicate on its face that:

a)              the net amount then due from the Retrocessionaire is in excess of $100,000, and

b)             the obligation arises from a single Reinsurance Agreement and

c)              the Retrocedent’s obligation is due to be paid by wire transfer within five business days.

Amounts paid pursuant to a Special Loss Accounting shall be credited in the Quarterly Report that follows the submission of a Special Loss Accounting.

(b)  Notwithstanding anything to the contrary set forth in clause (a) of this Section 7.2, no payments shall be made hereunder until this Agreement has been approved or non-disapproved by the Pennsylvania Insurance Department.

Section 7.3.  Claims Notices, Bordereaux and Other Information Received from Ceding Companies.  The Retrocedent shall deliver copies of all notices (including, without limitation, claim notices), bordereaux, requests for collateral and any and all other information it receives in respect of the Reinsurance Agreements within 10 business days of the Retrocedent’s receipt thereof.

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Section 7.4.  Reserve Report.  Within 30 days following the end of each calendar quarter during the Retrocession Term, the Retrocessionaire will prepare and deliver to the Retrocedent a report containing the Retrocessionaire’s good faith estimate of the loss reserves to be established by the Retrocedent in respect of the Reinsurance Agreements ceded hereunder as of the end of such calendar quarter.  The Retrocedent shall have no obligation to establish reserves in accordance with such recommendations.

Section 7.5.  Net Cash Flow Adjustment.  No later than 45 days after the end of each calendar year during the Retrocession Term, the Retrocedent will prepare and deliver to the Retrocessionaire a report (the “Net Cash Flow Report”) setting forth (a) the aggregate amount, if any, paid by the Retrocedent to the Retrocessionaire pursuant to Article 5 hereof during such calendar year and (b) the aggregate amount, if any, paid by the Retrocessionaire pursuant to Article 4 hereof during such calendar year, other than such amounts paid directly to the ceding company by the Retrocessionaire.  If the amount determined pursuant to clause (a) above is greater than the amount determined pursuant to clause (b) above, the Retrocedent will pay to the Retrocessionaire the Net Cash Flow Adjustment Amount together with the Net Cash Flow Report.  If the amount determined pursuant to clause (b) above is greater than the amount determined pursuant to clause (a) above, the Retrocessionaire will pay to the Retrocedent the absolute value of the Net Cash Flow Adjustment Amount within ten (10) business days of delivery of the Net Cash Flow Report.  “Net Cash Flow Adjustment Amount” means, in respect of a calendar year, the (i) the amount determined pursuant to clause (a) for such calendar year minus the amount determined pursuant to clause (b) for such calendar year divided by (ii) 2 multiplied by (iii) the interest rate payable on the first three-month U.S. Treasury Bill issued during such calendar year.

ARTICLE 8

COLLATERAL

Section 8.1.  Quarterly True Up.  No later than five days prior to the end of each calendar quarter during the Retrocession Term (such calendar quarter, the “Current Quarter”), the Retrocedent will provide to the Retrocessionaire a good faith written estimate of the amount (such amount, the “Collateral Amount”) of collateral that the Retrocedent will be required to post as of the end of such Current Quarter in respect of the Reinsurance Agreements and a good faith written estimate of the Deposit Amount as of the end of such Current Quarter.  If the Collateral Amount as of the end of any Current Quarter exceeds the Deposit Amount as of the end of such Current Quarter, the Retrocessionaire will transfer such difference to the Retrocedent no later than the last business day of such Current Quarter.  If the Collateral Amount as of the end of any Current Quarter is less than the Deposit Amount as of the end of such Current Quarter, the Retrocedent will transfer such difference to the Retrocessionaire no later than the last business day of such Current Quarter.

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Section 8.2.  True Up Following Novation.  Within five business days of any day (such day, the “Novation Date”) during the Retrocession Term upon which the Retrocedent, the Retrocessionaire and a ceding company execute and deliver a Novation Agreement, the Retrocedent will provide to the Retrocessionaire a written statement of the Collateral Amount as of the Novation Date and, if the Collateral Amount is less than the Deposit Amount as of such Novation Date, the Retrocedent will promptly (and in any event within five business days of such Novation Date) transfer such difference to the Retrocessionaire.

Section 8.3.  True Up Following Retrocessionaire’s Request.  From time to time during the Retrocession Term, the Retrocessionaire may request that the Retrocedent provide a written statement of the Collateral Amount as of any day during the Retrocession Term and, if the Collateral Amount is less than the Deposit Amount as of such day, the Retrocedent will promptly (and in any event within five business days of such day) transfer such difference to the Retrocessionaire.

Section 8.4.  Use of Deposit Amount; Crediting of Interest.  At any time after the Retrocessionaire fails to pay any Covered Losses or Commutation Amounts owing to the Retrocedent under this Agreement as and when due, the Retrocedent may appropriate so much of the Deposit Amount as may be required to cure such default.  Until such time as the Deposit Amount has been utilized in such manner or returned to the Retrocessionaire pursuant to the terms hereof, interest thereon will be credited to the Retrocessionaire quarterly at rate per annum equal to the lesser of (i) the prime rate as of the first business day of such calendar quarter and (ii) the interest rate payable on the first six-month U.S. Treasury Bill issued during such calendar quarter.  Upon expiry of the Retrocessionaire’s liability hereunder, the Retrocedent shall return to the Retrocessionaire the balance of the Deposit Amount as of such date of expiry.

ARTICLE 9

AMENDMENT OF REINSURANCE AGREEMENTS; NOVATION AGREEMENTS

Section 9.1.  Amendment of Reinsurance Agreements.  Any amendments, extensions, endorsements or alteration to the Reinsurance Agreements will be submitted to the Retrocessionaire for advance approval, and no amendment, extension, endorsement or alteration of any Reinsurance Agreement will be effective as between the Retrocedent and the Retrocessionaire unless the Retrocessionaire’s prior written approval has been obtained.

Section 9.2.  Novation Agreements.  The Retrocedent and the Retrocessionaire will use commercially reasonable efforts to negotiate, execute and deliver Novation Agreements.  Other than the consideration set forth in this Agreement, no consideration will be payable to or by either party hereto in connection with the execution and delivery of any Novation Agreement.  The Retrocedent and Retrocessionaire shall execute, acknowledge or verify, and deliver any and all agreements, documents, instruments, reports or filings, and take any

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and all other actions, which from time to time may be reasonably requested by the other party to this Agreement to carry out the purposes and intent of this Section.  Without limiting the generality of the preceding sentence, at the request of the Retrocessionaire in connection with the execution and delivery of a Novation Agreement, the Retrocedent will deliver a letter (in form and substance satisfactory to the Retrocessionaire) to the ceding company directing that future premiums be paid directly to the Retrocessionaire.  Notwithstanding anything to the contrary set forth herein, the Retrocedent will not execute and deliver a Novation Agreement without the prior written approval of the Retrocessionaire, which approval will not be unreasonably withheld.  The signature of the Retrocessionaire on a Novation Agreement will be deemed prior written approval of such Novation Agreement by the Retrocessionaire.

ARTICLE 10

RESERVES

The Retrocessionaire shall maintain reserves with respect to its share of the Reinsurance Agreements ceded hereunder as are required by applicable law.

ARTICLE 11

Retrocedent will indemnify and hold the Retrocessionaire harmless against any damages, claims or causes of action incurred by or asserted against the Retrocessionaire that arise from the intentional or reckless disregard by the Retrocedent of its obligations under this Agreement.

ARTICLE 12

GENERAL CONDITIONS

Section 12.1.  Follow the Fortunes.  This Agreement is based on the original terms of the Reinsurance Agreements so that the Retrocessionaire’s rights and obligations vis-à-vis the Retrocedent with respect to the reinsurance provided under this Agreement shall, subject to the terms of this Agreement, follow the fortunes of the Retrocedent in all respects under the Reinsurance Agreements.

Section 12.2.  No Third Party Rights.  Nothing herein shall be construed to expand the liability of the Retrocessionaire beyond what is specifically assumed under this Agreement by creating in any third party any rights hereunder.

Section 12.3. Insolvency.  In the event of the insolvency of the Retrocedent, this reinsurance shall be payable directly to the Retrocedent, or its liquidator, receiver, conservator or statutory successor, on the basis of the liability of the Retrocedent without diminution because of the insolvency of the Retrocedent or because the liquidator, receiver,

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conservator or statutory successor of the Retrocedent has failed to pay all or a portion of any claim.  It is agreed, however, that the liquidator, receiver, conservator or statutory successor of the Retrocedent shall give written notice to the Retrocessionaire of the pendency of a claim against the Retrocedent with respect to the Reinsurance Agreements within a reasonable time after such claim is filed in the liquidation, conservation or rehabilitation proceeding or in the receivership.  During the pendency of such claim, the Retrocessionaire may investigate such claim and interpose, at its own expense, in the proceeding where such claim is to be adjudicated, any defense or defenses that it may deem available to the Retrocedent or its liquidator, receiver, conservator or statutory successor.  The expense thus incurred by the Retrocessionaire shall be chargeable, subject to the approval of the court, against the Retrocedent as part of the expense of conservation or liquidation to the extent of a pro rata share of the benefit which may accrue to the Retrocedent solely as a result of the defense undertaken by the Retrocessionaire.

Section 12.4.  Access to Records.  Upon reasonable notice, the Retrocessionaire or its duly authorized representative shall have access to and the right to inspect the books and records of the Retrocedent that pertain to this Agreement or the Reinsurance Agreements.  In addition, at the request of the Retrocessionaire, the Retrocedent shall use commercially reasonable efforts to cause the ceding company under a Reinsurance Agreement to allow the Retrocessionaire or its duly authorized representative to have access to and the right to inspect the books and records of such party to the extent such books and records pertain to such Reinsurance Agreement.  At the request of the Retrocessionaire in respect of any ceding company under a Reinsurance Agreement, the Retrocedent will appoint the Retrocessionaire as its agent for purposes of gaining access to the books and records of such ceding company.  At the request of the Retrocessionaire following the execution and delivery of a Novation Agreement and subject to any applicable confidentiality restrictions, the Retrocedent promptly will transfer to the Retrocessionaire all books and records in the Retrocedent’s possession relating to the novated Reinsurance Agreement.

Section 12.5.  Offset.  The Retrocessionaire or the Retrocedent may offset any balance(s) due from one party to the other under this Agreement.  The party asserting the right of offset may exercise such right at any time whether the balance(s) due are on account of premiums or losses or otherwise.  In the event of the insolvency of a party hereto, offsets shall only be allowed in accordance with applicable law.

Section 12.6.  Errors and Omissions.  Any inadvertent delay, omission or error shall not be held to relieve either party hereto from any liability which would attach to it hereunder if such delay, omission or error had not been made, provided such delay, omission or error is rectified as soon as possible after discovery.

Section 12.7.  Governing Law.  This Agreement shall be governed by and is to be construed in accordance with the laws of the State of New York without giving effect to conflict of law rules thereof.

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Section 12.8.  Arbitration.  Any dispute or other matter in question relating to this Agreement that cannot be resolved by the Retrocedent and the Retrocessionaire arising out of, or relating to, the formation, interpretation, performance or breach of this Agreement, whether such dispute arises before or after termination of this Agreement, will be subject to arbitration.  Arbitration will be initiated by the delivery of a written notice of demand for arbitration by one party to the other within a reasonable time after the dispute has arisen and cannot be otherwise settled by the parties.

Within thirty (30) days of the non-initiating party’s receipt of notice of arbitration, each party will appoint a disinterested individual as arbitrator and the two so appointed will then appoint a third arbitrator who will serve as the umpire.  If either party fails to appoint an arbitrator within thirty (30) days, the other party may appoint the second arbitrator.  If the two arbitrators do not agree on a third arbitrator within fifteen (15) days of the date on which the second arbitrator was appointed, the parties shall employ the ARIAS-U.S. Umpire Appointment Procedures to appoint the third arbitrator.  If the ARIAS-U.S. Umpire Appointment Procedures have been terminated, the parties shall jointly petition the New York office of the American Arbitration Association to appoint the third arbitrator.  The arbitrators will be present or former officers of insurance or reinsurance companies or attorneys experienced in reinsurance matters who do not have a personal or financial interest in the result of the arbitration and who are not past or current officers, employees or directors of the Retrocedent, the Retrocessionaire or their respective affiliates.

The arbitration hearings will be held in New York, New York, or such other place as the parties may mutually agree.  Within thirty (30) days after appointment of the third arbitrator, the panel shall meet and determine timely periods for briefs, discovery procedures and schedules for hearings.  The decision of the panel shall be rendered within forty-five (45) days following the termination of the hearings.

In making its decision, the panel shall consider the customs and practices of the reinsurance industry.  The arbitrators will not be obliged to follow judicial formalities or the rules of evidence except to the extent required by the laws of the State of New York.  Insofar as the arbitration panel looks to substantive law, it shall apply the laws of the State of New York without regard to its conflict of laws rules.  The decision of any two arbitrators when rendered in writing shall be final and binding.  The panel is empowered to grant interim relief as it may deem appropriate.  Judgment upon the award may be entered in any court having jurisdiction thereof.  The substantive laws of the State of New York, without regard to its conflict of laws rules, will govern any action or suit brought to compel any such arbitration or to enforce any award rendered pursuant to such arbitration.  It is agreed that the arbitrators shall not have the jurisdiction to authorize any punitive, exemplary or consequential damage awards between the parties hereto.

Each party shall bear the expense of its own arbitrator and shall jointly and equally bear with the other party the cost of the third arbitrator.  The remaining costs of the arbitration shall be allocated by the panel.  The panel may, at its discretion, award such further costs and expenses as it considers appropriate, including but not limited to attorneys’ fees, to the extent permitted by law.

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Except as provided above, arbitration will be based, to the extent applicable, upon ARIAS-U.S. procedures.

The procedures specified in this Section will be the sole and exclusive procedures for the resolution of irreconcilable disputes between the parties arising out of or relating to this Agreement.

This Section shall survive the termination of this Agreement.

Section 12.9.  Service of Suit.  Each party hereby irrevocably submits to the nonexclusive jurisdiction of any Federal or State of New York court sitting in the State of New York over any suit, action or proceeding relating to the enforcement of the parties’ agreement to arbitrate or the enforcement of an arbitral award.  Each party irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of the venue of any such suit, action or proceeding brought in such court and any claim that any suit, action or proceeding brought in such court has been brought in an inconvenient forum.  Each party agrees that a final judgment, not subject to any further appeal, in any such suit, action or proceeding brought in such a court shall be conclusive and binding upon it and will be given effect in its state or country of domicile, as applicable, to the fullest extent permitted by applicable law and may be enforced in any Federal or State of New York court sitting in the State of New York, by a suit upon such judgment, provided that service of process is effected upon it as specified in this Section or as otherwise permitted by law.  Nothing herein shall be deemed to limit or waive a party’s right to remove a suit, action or proceeding to Federal court.

Further, each party hereby designates the Superintendent of Insurance of the State of New York, or his successor or successors in office, as the true and lawful attorney upon whom may be served any lawful process in any action, suit or proceeding instituted by or on behalf of the other party under this Agreement and arising out of this Agreement, and hereby designates the person named in the “Notice” provision of this Agreement as the person to whom the Superintendent or such successor is authorized to mail such process or a true copy thereof.

Each party hereby consents to process being served in any suit, action or proceeding of the nature referred to above in any Federal or State of New York court sitting in the State of New York by service of process as set forth above; provided that, to the extent lawful and possible, written notice of said service shall be mailed by registered or certified air mail, postage prepaid, return receipt requested, to the other party at its address specified herein or to any other address of which such party shall have given notice.  Each party irrevocably waives, to the fullest extent permitted by law, all claim of error by reason of any such service and agrees that such service shall be deemed in every respect effective service of process upon such party in any such suit, action or proceeding and shall, to the fullest extent permitted by law, be taken and held to be valid and personal service upon and personal delivery to such party.

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Service of process may be affected in any other manner permitted by law. Nothing in this Section shall limit the right of a party to bring proceedings against the other party in any court having jurisdiction over such other party and such proceeding for the purpose of enforcing the parties’ agreement to arbitrate or to enforce an arbitral award.

Section 12.10.  Notice.  As used in this Agreement, notice shall mean any and all notices, requests, demands or other communications required or permitted to be given hereunder.  All notices shall be in writing and shall be (i) delivered personally, (ii) sent by an overnight delivery service, or (iii) sent by confirmed facsimile transmission, addressed to the parties at the addresses set forth below.  Any such notice shall be deemed given (i) in the case of personal delivery, when so delivered personally, (ii) if sent by overnight delivery service, one day after delivery of such notice to such service, and (iii) if sent by confirmed facsimile transmission, at the time of transmission.

If to the Retrocedent:

Assured Guaranty Re Overseas Ltd.

Victoria Hall

11 Victoria Street

PO Box HM 1826

Hamilton, Bermuda HM HX

Facsimile:  441-292-1563

Attention: Corporate Secretary

with a copy to:

ACE Capital Re Inc.

1325 Avenue of the Americas

New York, New York 10019

Telephone:  212-974-0100

Facsimile:   212-581-3268

Attention:  General Counsel

If to the Retrocessionaire:

ACE American Insurance Company

c/o ACE Tempest Re USA, Inc.

Two Stamford Plaza

281 Tresser Boulevard

Suite 500

Stamford, CT 06901-3264

Telephone: 203-328-7001

Facsimile: 203-328-7003

Attention:  Jacques Bonneau

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The Retrocedent and the Retrocessionaire shall provide each other with wiring instructions for monies to be transferred under this Agreement promptly after execution of this Agreement and at the time of any change in such instructions.

Section 12.11.  Assignment.  This Agreement may not be assigned by either party without the prior written consent of the other party.  Notwithstanding the foregoing, the Retrocessionaire may assign its rights under this Agreement to an affiliated entity so long as that entity (i) has the same or better Standard and Poors (“S&P”) rating as then stated by S&P for the Retrocessionaire and (ii) assumes all of the obligations of the Retrocessionaire hereunder pursuant to a written agreement reasonably satisfactory to the Retrocedent.

Section 12.12.  Amendments.  This Agreement may not be modified or amended except by mutual written consent of the parties.  The parties will not unreasonably refuse to make any amendments hereto that are required to be made in order to obtain the approval or non-disapproval of this Agreement by the Pennsylvania Insurance Department.

Section 12.13.  Waivers.  The terms of this Agreement may be waived only with the written consent of the party waiving compliance. No failure or delay in exercising any right, power or privilege hereunder will operate as a waiver thereof, nor will any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege hereunder.

Section 12.14.  Entire Agreement; Rights and Remedies.  This Agreement constitutes the entire agreement between the parties relating to the subject matter hereof and supersedes all prior written and oral statements with respect hereto.  The rights and remedies provided herein are cumulative and are not exclusive or any rights or remedies that any party may have at law or in equity.

Section 12.15.  Counterparts.  This Agreement may be executed in any number or counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

Section 12.16.  Severability.  If any term, provision, covenant or condition of this Agreement, or the application thereof to any party or circumstances, shall be held to be invalid or unenforceable (in whole or in part) for any reason, the remaining terms, provisions, covenants and conditions shall continue in full force and effect as if this Agreement had been executed with the invalid or unenforceable portion eliminated, but only if (a) this Agreement as so modified continues to express, without material change, the original intentions of the parties as to the subject matter of this Agreement and (b) the deletion of such portion of this Agreement does not substantially impair the respective benefits or expectations for the parties to this Agreement.

Section 12.17.  Further Assurances.  Each party hereto shall, at any time and from time to time after the first date written above, upon request of any other party hereto, do, execute, acknowledge and deliver, or cause to be done, executed, acknowledged and delivered, all

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such further acts, instruments, assignments and assurances as may be reasonably required in order to carry out the intent of this Agreement (including without limitation any of the foregoing as are reasonably necessary to obtain the approval or non-disapproval of this Agreement by the Pennsylvania Insurance Department).

[The next page is the signature page.]

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IN WITNESS WHEREOF, this Agreement has been signed by a duly authorized officer of each of the parties as of the date first above written.

ASSURED GUARANTY RE OVERSEAS LTD.

By:	/s/ Rebecca L. Carne
Name: Rebecca L. Carne
Title: Director

ACE AMERICAN INSURANCE COMPANY
Signed by ACE Tempest Re USA, Inc.
for and on behalf of ACE American Insurance Company

By:	/s/ Kevin Conlon
Name: Kevin Conlon
Title: Senior Vice President

ANNEX A

1. AF Beazley	1997 AF BEAZLEY SPECIALTY XL 2

2. American Re	1998 AM RE SURETY RETRO EXCESS

3. Atradius	1994 NCM PER COUNTRY XL 4
1995 NCM DOMESTIC CREDIT QS
1995 NCM EXPORT CREDIT QS
1995 NCM PER COUNTRY XL 3
1995 NCM PER COUNTRY XL 4
1996 NCM DOMESTIC BUYER XL 3
1996 NCM DOMESTIC CREDIT QS
1996 NCM EXPORT CREDIT QS
1996 NCM EXPORT PER BUYER XL 2
1996 NCM EXPORT PER BUYER XL 3
1996 NCM PER COUNTRY XL 3
1996 NCM PER COUNTRY XL 4
1997 NCM AGGREGATE XL COVER
1997 NCM CREDIT PER BUYER XL 1
1997 NCM CREDIT PER BUYER XL 2
1997 NCM CREDIT PER BUYER XL 3
1997 NCM DOMESTIC QS - SEC 3
1997 NCM EXPORT QS - SEC 1 & 2
1997 NCM PER COUNTRY XL 1
1997 NCM PER COUNTRY XL 2
1997 NCM PER COUNTRY XL 3
1998 NCM AGGREGATE XL COVER
1998 NCM BUYER/COUNTRY XL 1
1998 NCM BUYER/COUNTRY XL 2
1998 NCM BUYER/COUNTRY XL 3
1998 NCM EXPORT QS - SEC 1 & 2
1999 GERLING CREDIT QS
1999 GERLING CREDIT XL 1
1999 GERLING CREDIT XL 2
1999 GERLING CREDIT XL 3
1999 GERLING CREDIT XL 4
1999 GERLING CREDIT XL 5
1999 NCM AGGREGATE XL COVER
1999 NCM BUYER/COUNTRY XL 1
1999 NCM BUYER/COUNTRY XL 2
1999 NCM GROUP QS - SEC 1 & 2
2000 GERLING CREDIT QS
2000 GERLING CREDIT XL 1
2000 GERLING CREDIT XL 2
2000 GERLING CREDIT XL 3
2000 GERLING CREDIT XL 4
2000 GERLING CREDIT XL 5
2000 NCM AGGREGATE XL COVER
2000 NCM BUYER/COUNTRY XL 1
2000 NCM BUYER/COUNTRY XL 2

2000 NCM GROUP QS - SEC 1 & 2
2001 GERLING CREDIT QS
2001 GERLING CREDIT XL1
2001 GERLING CREDIT XL2
2001 GERLING CREDIT XL3
2001 GERLING CREDIT XL4
2001 GERLING CREDIT XL5
2001 NCM AGGREGATE XL
2001 NCM GROUP QS - SECTS 1&2
2001 NCM PER BUYER/COUNTRY XL1
2001 NCM PER BUYER/COUNTRY XL2

4. BHB	1997 BHB CREDIT XL A COUNTRIES

5. CEA	1997 CEA EARTHQUAKE XL

6. Chubb	1997 CHUBB COUNTRY RISK QS
1998 CHUBB COUNTRY RISK QS
2000 CHUBB COUNTRY RISK QS
2001 CHUBB COUNTRY RISKS QS
2001 CHUBB TRADE CREDIT QS

7. CITICORP	1996 CITI ARGENTINA/FORD
1996 CITI BRAZIL/DHB
1996 CITI COMPREHENSIVE TREATY
1996 CITI EL SALV/INTRABANK
1996 CITI SOUTH KOREA/IMPORT
1996 CITI THAILAND/MASTER
1996 CITI THAILAND/NISSAN
1996 CITI THAILAND/VARIOUS BUY
1997 CITI ARGENTINA/COSTANERA
1997 CITI ARGENTINA/FORD
1997 CITI ARGENTINA/MINIPHONE
1997 CITI ARGENTINA/TECHINT
1997 CITI ARGENTINA/TELINTAR
1997 CITI BRAZIL/COPENE
1997 CITI BRAZIL/COPESUL
1997 CITI BRAZIL/FI POLICY
1997 CITI BRAZIL/INTRABANK 1
1997 CITI BRAZIL/USIBA
1997 CITI CHILE/CITC EXPORT
1997 CITI CHILE/CITC IMPORT
1997 CITI CHILE/CITIBANK
1997 CITI CHILE/EL ABRA
1997 CITI COMPREHENSIVE TREATY
1997 CITI EL SALV/INTRABANK 1
1997 CITI EL SALV/INTRABANK 2
1997 CITI EL SALV/INTRABANK 3
1997 CITI GUATEMALA/INTRA 1
1997 CITI GUATEMALA/INTRA 2
1997 CITI GUATEMALA/INTRA 3
1997 CITI JAMAICA/INTRABANK
1997 CITI SOUTH KOREA POLICY 1
1997 CITI SOUTH KOREA POLICY 2

1997 CITI SOUTH KOREA/KOGAS
1997 CITI SOUTH KOREA/POSTEEL
1997 CITI SOUTH KOREA/YUKONG
1997 CITI THAILAND/RAYONG
1997 CITI TURKEY/FI MASTER
1997 CITI TURKEY/ILC POLICY
1997 CITI TURKEY/INTRABANK 1
1997 CITI TURKEY/OPEL
1997 CITI TURKEY/PRE EXPORT 1
1997 CITI TURKEY/PRE EXPORT 2
1998 CITI ARGENTINA MASTER 1
1998 CITI ARGENTINA MASTER 2
1998 CITI ARGENTINA/ALADI
1998 CITI ARGENTINA/YPF
1998 CITI ARGENTINA/YPF 2
1998 CITI ARGENTINA/YPF 3
1998 CITI BRAZIL/FI POLICY
1998 CITI BRAZIL/GERDAU 1
1998 CITI BRAZIL/ILC POLICY
1998 CITI BRAZIL/INTRABANK 1
1998 CITI BRAZIL/MASTER 1
1998 CITI BRAZIL/MASTER 2
1998 CITI BRAZIL/MASTER 3
1998 CITI BRAZIL/SADIA
1998 CITI BRAZIL/SADIA 2 CEN
1998 CITI BRAZIL/SUZANO
1998 CITI CHILE/CITC IMPORT
1998 CITI CHILE/CITIBANK
1998 CITI CHILE/CMPC
1998 CITI CHILE/CODELCO
1998 CITI COMPREHENSIVE TREATY
1998 CITI EGYPT INTRABANK
1998 CITI EGYPT/NBE
1998 CITI EGYPT/NBE2
1998 CITI EL SAL/INTRABANK 2
1998 CITI EL SAL/MASTER POLICY
1998 CITI GUATEMALA/INTRA 3
1998 CITI GUATEMALA/INTRA 4
1998 CITI MEXICO/GRUPO FRISCO
1998 CITI MEXICO/MASTER POLICY
1998 CITI MEXICO/PEMEX
1998 CITI MEXICO/VITROCRISA
1998 CITI PERU/INTRABANK 1
1998 CITI PERU/INTRABANK 2
1998 CITI PERU/INTRABANK 3
1998 CITI PERU/MASTER POLICY 1
1998 CITI SOUTH KOREA/KOGAS
1998 CITI TURKEY/EXIMBANK
1998 CITI TURKEY/FI MASTER
1998 CITI TURKEY/ILC POLICY
1998 CITI TURKEY/INTRABANK 1
1998 CITI TURKEY/PRE EXPORT 1
1998 CITI TURKEY/PRE EXPORT 2
1998 CITI TURKEY/TOFAS

1998 CITI TURKEY/YAPI KREDI
1999 CITI ARG PRE-EXP MASTER
1999 CITI ARGENTINA/YPF
1999 CITI AUTO FAC FACILITY
1999 CITI BRAZ/FI POLICY
1999 CITI BRAZIL/CEVAL
1999 CITI BRAZIL/CVRD
1999 CITI BRAZIL/ILC POLICY
1999 CITI BRAZIL/MASTER 1 & 2
1999 CITI BRAZIL/MASTER 3
1999 CITI BRAZIL/SADIA II
1999 CITI CHILE/CITC IMPORT
1999 CITI COLOMBIA/EPM
1999 CITI COMP POLITICAL QS
1999 CITI CREDIT COUNTRY XL 1
1999 CITI CREDIT COUNTRY XL 2
1999 CITI CREDIT COUNTRY XL 3
1999 CITI CREDIT QS TREATY
1999 CITI EL SALVADOR/INTRA 1
1999 CITI EL SALVADOR/INTRA2
1999 CITI EL SALVADOR/MASTER
1999 CITI GUATEMALA/INTRABANK
1999 CITI INDIA/RELIANCE PET
1999 CITI MEXICO/GRUPO FRISCO
1999 CITI PERU/INTRABANK 2
1999 CITI PERU/MASTER POLICY 1
1999 CITI SAUDI ARABIA/ILC
1999 CITI TURKEY/FI MASTER
1999 CITI TURKEY/ILC POLICY
1999 CITI TURKEY/PRE EXPORT 1
1999 CITI TURKEY/PRE EXPORT 2
1999 CITI URAGUAY/ALADI MASTER
1999 CITI/MEXICO NORTEL NET
2000 CITI CF QS TREATY
2000 CITI COMP POLITICAL QS
2000 CITI CREDIT QS TREATY
2000 CITI FAC OBLIG

8. CNA	1996 CNA APOLLO/OFFICE DEPOT
1996 CNA APOLLO/OFFICE MAX
1996 CNA FEDERATED/SUPERBA
1996 CNA LG ELEC/SCI SYS
1997 CNA APOLLO/VARIOUS CREDIT
1997 CNA GENESCO
1997 CNA INTERSHOE - CPCR
1997 CNA KINNEY SHOE
1997 CNA LIPOSOME
1998 CNA JUST FOR FEET
1998 CNA JUST FOR FEET 2
1998 CNA LAYSER’S/KMART
1998 CNA LEARNING CO 1
1998 CNA LEARNING CO 2
1998 CNA SILICONWARE/ATI TECH
1998 CNA SONY RVI COVER

1999 CNA ADVANCE STORES
1999 CNA AUTOZONE 2
1999 CNA HOUDINI
1999 CNA K-MART/MOSSBERG
1999 CNA LEARNING COMPANY 1
1999 CNA LEARNING COMPANY 2
1999 CNA OFFICE DEPOT
1999 CNA OFFICE DEPOT 2
1999 CNA SCHLUMBERGER TECH
1999 CNA TJX COMPANIES
1999 CNA/AK STEEL
1999 CNA/BEST BUY
2000 CNA K-MART/MOSSBERG

9. Coface	1995 COFACE PER BUYER XL 1
1995 COFACE PER BUYER XL 2
1995 COFACE PER BUYER XL 3
1995 COFACE PER BUYER XL 4
1995 COFACE PER COUNTRY XL 1
1995 COFACE PER COUNTRY XL 2
1995 COFACE PER COUNTRY XL 3
1996 COFACE PER BUYER XL 1
1996 COFACE PER BUYER XL 2
1996 COFACE PER BUYER XL 3
1996 COFACE PER BUYER XL 4
1996 COFACE PER COUNTRY XL 1
1996 COFACE PER COUNTRY XL 2
1996 COFACE PER COUNTRY XL 3
1997 COFACE PER BUYER XL 1
1997 COFACE PER BUYER XL 2
1997 COFACE PER BUYER XL 3
1997 COFACE PER BUYER XL 4
1997 COFACE PER COUNTRY XL 1
1997 COFACE PER COUNTRY XL 2
1997 COFACE PER COUNTRY XL 3
1998 COFACE BUYER/COUNTRY XL 1
1998 COFACE BUYER/COUNTRY XL 2
1998 COFACE BUYER/COUNTRY XL 3
1998 COFACE PER BUYER XL 4
1998 COFACE PER COUNTRY XL 4
1999 COFACE BUYER/COUNTRY XL 1
1999 COFACE BUYER/COUNTRY XL 2
1999 COFACE BUYER/COUNTRY XL 3
1999 COFACE BUYER/COUNTRY XL 4
1999 COFACE PER COUNTRY XL 5
2000 COFACE BUYER XL 1
2000 COFACE BUYER XL 2
2000 COFACE BUYER XL 3
2000 COFACE BUYER XL 4
2000 COFACE CEN XL 1
2000 COFACE CEN XL 2
2000 COFACE CEN XL 3
2000 COFACE PER COUNTRY XL 1
2000 COFACE PER-COUNTRY XL 2

2000 COFACE PER-COUNTRY XL 3
2000 COFACE PER-COUNTRY XL 4
2001 COFACE CEN XL 1
2001 COFACE CEN XL 2
2001 COFACE CEN XL 3

10. Cologne Re	1995 COLOGNE RE CREDIT XL
1996 COLOGNE RE CREDIT XL

11. Cosec	1998 COSEC RETENTION XL 1
1998 COSEC RETENTION XL 2
1998 COSEC RETENTION XL 3
1999 COSEC RETENTION XL 1
1999 COSEC RETENTION XL 2
1999 COSEC RETENTION XL 3
1999 COSEC RETENTION XL 4
2000 COSEC RETENTION XL 1
2000 COSEC RETENTION XL 2
2000 COSEC RETENTION XL 3
2000 COSEC RETENTION XL 4
2000 COSEC RETENTION XL 5
2001 COSEC BOND QUOTA SHARE
2001 COSEC RETENTION XL 1
2001 COSEC RETENTION XL 2
2001 COSEC RETENTION XL 3
2001 COSEC RETENTION XL 4
2001 COSEC RETENTION XL 5
2001 COSEC TRADE CREDIT QS

12. Cox Power	1997 COX POWER PROPERTY QS
1997 COX POWER PROPERTY XL 2
1997 COX POWER PROPERTY XL 3
1997 COX POWER PROPERTY XL 4
1998 COX POWER PROPERTY QS
1998 COX POWER PROPERTY XL 2
1998 COX POWER PROPERTY XL 3
1998 COX POWER PROPERTY XL 4

13. CSCC	1997 CREDITO - MANQUEHUE
1997 CREDITO BONDING QS
1997 CREDITO CREDIT QS
1997 CREDITO CREDIT/BONDING XL
1998 CREDITO BONDING QS
1998 CREDITO CREDIT QS
1998 CREDITO CREDIT/BONDING XL
1998 CREDITO MANQUEHUE
1999 CREDITO BONDING QS
1999 CREDITO CREDIT QS
1999 CREDITO CREDIT/BONDING XL
2000 CREDITO BONDING QS
2000 CREDITO CREDIT QS
2000 CREDITO CREDIT/BONDING XL

14. Dansk Kaution	1996 DANSK - C.W. OBEL

1996 DANSK - HOJGAARD
1996 DANSK - NCC
1996 DANSK - ORESUND/SUND LINK
1997 DANSK - C.W. OBEL
1997 DANSK - HOJGAARD A
1997 DANSK - HOJGAARD B
1997 DANSK - NCC
1997 DANSK - SKANSKA
1997 DANSK CREDIT & BOND QS
1998 DANSK - HOJGAARD
1998 DANSK - NCC
1998 DANSK CREDIT & BOND QS
1998 DANSK RETENTION XL
1999 DANSK - C.W. OBEL
1999 DANSK - HOJGAARD
1999 DANSK - HOJGAARD&SCHULZ
1999 DANSK - MONBERG
1999 DANSK - NCC
1999 DANSK CREDIT & BOND QS
1999 DANSK MONBERG & THORSEN
1999 DANSK NCC
1999 DANSK RETENTION XL
1999 DANSK/DANISH CROWN
1999 DANSK/HOUSE OF PRINCE
2000 DANSK CREDIT & BOND QS
2000 DANSK NCC
2000 DANSK RETENTION XL
2001 DANSK BOND QS
2001 DANSK MTHS ENTREPRENOR
2001 DANSK NCC AB
2001 DANSK NCC AB 2
2001 DANSK RETENTION XL
2001 DANSK/DANISH CROWN
2001 DANSK/HOUSE OF PRINCE

15. ECGC	1996 ECGC PER BUYER EXCESS
1996 ECGC TRADE QUOTA SHARE
1997 ECGC RETENTION XL 2
1997 ECGC TRADE QUOTA SHARE
1998 ECGC RETENTION XL 2
1998 ECGC RETENTION XL 3
1998 ECGC TRADE QUOTA SHARE

16. EDC	2000 EDC SERRANA/BRAZIL

17. Euler	1995 COBAC TRADE - MONSANTO
1995 HERMES TRADE QS
1995 HERMES TRADE XL 1
1995 HERMES TRADE XL 2
1996 COBAC TRADE - MONSANTO
1996 HERMES BONDING ORESUND
1996 HERMES TRADE QS
1996 HERMES TRADE XL 1
1996 HERMES TRADE XL 2

1996 SIAC DOMESTIC XL 0
1996 SIAC DOMESTIC XL 1
1996 SIAC DOMESTIC XL 2
1996 SIAC EXPORT XL 1
1996 TI CLASH XL 1
1996 TI CLASH XL 2
1996 TI EXPORT CREDIT QS
1996 TI EXPORT CREDIT XL 1
1996 TI EXPORT CREDIT XL 2
1997 COBAC TRADE - MONSANTO
1997 COBAC TRADE XL 1
1997 COBAC TRADE XL 2
1997 HERMES TRADE QS
1997 HERMES TRADE XL 1
1997 HERMES TRADE XL 2
1997 SFAC TRADE XL 6 - CCR
1997 SIAC DOM RETENTION XL
1997 SIAC DOMESTIC XL 1
1997 SIAC DOMESTIC XL 2
1997 SIAC EXPORT XL 1
1997 SIAC TRADE CREDIT QS
1997 TI CLASH XL 1
1997 TI CLASH XL 2
1997 TI DOMESTIC QS
1997 TI DOMESTIC RETENT XL 1
1997 TI DOMESTIC RETENT XL 2
1997 TI EXPORT CREDIT QS
1997 TI EXPORT CREDIT XL 1
1997 TI EXPORT CREDIT XL 2
1997 TI EXPORT NET ACCT XL 5
1998 ACI TRADE PER BUYER XL 1
1998 ACI TRADE PER BUYER XL 2
1998 COBAC RETAIL QUOTA SHARE
1998 COBAC RETENTION XL 1
1998 COBAC RETENTION XL 2
1998 COBAC TRADE QS
1998 HERMES TRADE QS
1998 HERMES TRADE XL 1
1998 HERMES TRADE XL 2
1998 SFAC TRADE XL 6 - CCR
1998 SIAC DOM COMMON ACCT XL 2
1998 SIAC DOM COMMON ACCT XL 3
1998 SIAC DOM RETENTION XL
1998 SIAC EXPORT XL 1
1998 SIAC TRADE CREDIT QS
1998 TI CLASH XL 1
1998 TI CLASH XL 2
1998 TI DOMESTIC QS
1998 TI DOMESTIC RETENT XL 1
1998 TI DOMESTIC RETENT XL 2
1998 TI EXPORT CREDIT QS
1998 TI EXPORT RETENT POL XL 3
1998 TI EXPORT RETENT POL XL 4
1998 TI EXPORT RETENT POL XL 5

1998 TI EXPORT RETENTION XL 1
1998 TI EXPORT RETENTION XL 2
1999 COBAC RETAIL QUOTA SHARE
1999 COBAC RETENTION XL 1
1999 COBAC RETENTION XL 2
1999 COBAC RETENTION XL 3
1999 COBAC TRADE QS
1999 HERMES TRADE QS
1999 HERMES TRADE XL 1
1999 HERMES TRADE XL 2
1999 SIAC CREDIT & BOND QS
1999 SIAC CREDIT & BOND XL 1
1999 SIAC CREDIT & BOND XL 2
1999 SIAC CREDIT & BOND XL 3
1999 SIAC CREDIT & BOND XL 4
1999 TI CLASH XL 1
1999 TI CLASH XL 2
1999 TI CREDIT RETENTION XL 1
1999 TI CREDIT RETENTION XL 2
1999 TI CREDIT RETENTION XL 3
1999 TI CREDIT RETENTION XL 4
1999 TI CREDIT RETENTION XL 5
1999 TI GLOBAL CREDIT QS
2000 COBAC RETAIL QUOTA SHARE
2000 COBAC RETENTION XL 1
2000 COBAC RETENTION XL 2
2000 COBAC RETENTION XL 3
2000 COBAC TRADE QS
2000 HERMES TRADE QS
2000 HERMES TRADE XL 1
2000 HERMES TRADE XL 2
2000 SIAC CREDIT & BOND QS
2000 SIAC CREDIT & BOND XL 1
2000 SIAC CREDIT & BOND XL 2
2000 SIAC CREDIT & BOND XL 3
2000 SIAC CREDIT & BOND XL 4
2000 TI CLASH XL 1
2000 TI CLASH XL 2
2000 TI CREDIT RETENTION XL 1
2000 TI CREDIT RETENTION XL 2
2000 TI CREDIT RETENTION XL 3
2000 TI CREDIT RETENTION XL 4
2000 TI CREDIT RETENTION XL 5
2000 TI CREDIT RETENTION XL 6
2000 TI GLOBAL CREDIT QS
2001 COBAC RETAIL QS
2001 COBAC RETENTION XL 1
2001 COBAC RETENTION XL 2
2001 COBAC RETENTION XL 3
2001 COBAC RETENTION XL 4
2001 COBAC TRADE QS
2001 SIAC CREDIT & BOND QS
2001 SIAC CREDIT & BOND XL1
2001 SIAC CREDIT & BOND XL2

2001 SIAC CREDIT & BOND XL3
2001 TI CLASH XL
2001 TI CREDIT RETENTION XL1
2001 TI CREDIT RETENTION XL2
2001 TI CREDIT RETENTION XL3
2001 TI CREDIT RETENTION XL4
2001 TI CREDIT RETENTION XL5
2001 TI GLOBAL CREDIT QS

18. Exporters	1999 EIC CREDIT & POL SS/XLS
2000 EIC CREDIT & POL QS
2000 EIC CREDIT & POL SS
2001 EIC CREDIT & POLITICAL QS
2001 EIC CREDIT & POLITICAL SS

19. FAI	1996 FAI TRADE PER BUYER XL
1996 FAI TRADE QUOTA SHARE
1997 FAI TRADE PER BUYER XL 1
1997 FAI TRADE PER BUYER XL 2
1997 FAI TRADE QUOTA SHARE
1998 FAI TRADE PER BUYER XL 1
1998 FAI TRADE PER BUYER XL 2
1998 FAI TRADE QUOTA SHARE

20. FCIA	1995 FCIA TRADE PER BUYER QS
1996 FCIA BUYER/COUNTRY XL 1
1996 FCIA BUYER/COUNTRY XL 2
1997 FCIA BUYER/COUNTRY XL 1
1997 FCIA BUYER/COUNTRY XL 2
1997 FCIA BUYER/COUNTRY XL 3
1998 FCIA BUYER/COUNTRY XL 1
1998 FCIA BUYER/COUNTRY XL 2
1998 FCIA INGRAM MICRO
1998 FCIA SSANG YONG OIL
1998 FCIA TECH DATA
1998 FCIA TRADE QUOTA SHARE
1998 FCIA TRADE RABOBANK/KOREA
1999 FCIA BUYER/COUNTRY XL 1
1999 FCIA BUYER/COUNTRY XL 2
1999 FCIA BUYER/COUNTRY XL 3
1999 FCIA TRADE QS TREATY
2000 FCIA BUYER/COUNTRY XL 1
2000 FCIA BUYER/COUNTRY XL 2
2000 FCIA BUYER/COUNTRY XL-3
2001 FCIA BUYER/COUNTRY XL 1
2001 FCIA BUYER/COUNTRY XL 2
2001 FCIA BUYER/COUNTRY XL 3
2001 FCIA TRADE SURPLUS SHARE

21. Garantia	1999 GARANTIA UPM-KYMMENE XL-3
1999 GARANTIA/KONE OYJ XL-2
2000 GARANTIA UPM-KYMMENE XL-3

22. GBW	1997 GBW EARTHQUAKE EXCESS

1997 GBW HIGH TIDES STOP LOSS
1997 GBW STORM/HAIL STOP LOSS
1998 GBW STORM/HAIL STOP LOSS

23. HCC	1999 ST PAUL ESPANA/SURETY QS
1999 ST PAUL ESPANA/SURETY SS
2000 ST. PAUL ESP/BOND QS - A
2000 ST. PAUL ESP/BOND QS - B
2001 ST PAUL ESP/BOND QS - A
2001 ST PAUL ESP/BOND QS - B

24. HIH	2000 HIH TREATY QS - SECTION A

25. Hill	1998 HILL AEROSPACE QS

26. Hiscox	1996 HISCOX EXCESS TERRORISM
1996 HISCOX PER BUYER XL 1
1996 HISCOX POLITICAL XL
1996 HISCOX TERROR XL 1
1996 HISCOX TERROR XL 2
1997 HISCOX FINE ART XL 3
1997 HISCOX FINE ART XL 4
1997 HISCOX FINE ART XL 5
1997 HISCOX FIRE ACCOUNT XL 3
1997 HISCOX FIRE ACCOUNT XL 4
1997 HISCOX FIRE ACCOUNT XL 5
1997 HISCOX KIDNAP XL 3
1997 HISCOX KIDNAP XL 4
1997 HISCOX PER BUYER XL
1997 HISCOX TERROR XL 1
1997 HISCOX TERROR XL 2
1998 HISCOX EXCESS TERRORISM
1998 HISCOX TERRORISM SURPLUS
1998 HISCOX WHOLE ACCT XL SEC1

27. HSB	1997 HSB SP&E QS
1999 HARTFORD RISK XL 2
1999 HARTFORD RISK XL 3
1999 HARTFORD RISK XL 4
1999 HSB SP&E QS

28. Kemper Re	1998 KEMPER RE RETRO XL 1
1998 KEMPER RE RETRO XL 2
1998 KEMPER RE RETRO XL 3

29. Mapfre CyC	1998 MAPFRE - DRAGADOS
1998 MAPFRE - FCC GROUP
1998 MAPFRE - GRUPO ACCIONA
1998 MAPFRE - VALLEHERMOSO
1999 MAPFRE - DRAGADOS
1999 MAPFRE - FCC GROUP
1999 MAPFRE - GRUPO ACCIONA
1999 MAPFRE - VALLEHERMOSO 1
2000 MAPFRE DRAGADOS

2000 MAPFRE FCC GROUP
2000 MAPFRE GRUPO ACCIONA
2000 MAPFRE VALLEHERMOSA
2001 MAPFRE DRAGADOS
2001 MAPFRE FCC
2001 MAPFRE GRUPO ACCIONA
2001 MAPFRE VALLEHERMOSO

30. Mauritius Sugar Fund	1996 MAURITIUS SUGAR XL 1
1996 MAURITIUS SUGAR XL 2
1996 MAURITIUS SUGAR XL 3
1997 MAURITIUS SUGAR XL 1
1997 MAURITIUS SUGAR XL 2
1997 MAURITIUS SUGAR XL 3

31. Munich Re	1995 MUNICH PER BUYER XL
1996 MUNICH PER BUYER XL
1996 MUNICH WINDSTORM XL 2
1996 MUNICH WINDSTORM XL 3
1997 MUNICH BURGLARY XL
1997 MUNICH PER BUYER XL
1997 MUNICH RE ENGINEER QS E1
1997 MUNICH RE ENGINEER QS E2
1997 MUNICH RE ENGINEER XL 2
1997 MUNICH WINDSTORM XL 2
1997 MUNICH WINDSTORM XL 3
1998 MUNICH ENGINEER QS “E”
1998 MUNICH PER BUYER XL
1998 MUNICH RE CROP/MPCI XL 2
1998 MUNICH RE CROP/MPCI XL 3
1998 MUNICH RE ENGINEER XL 1
1998 MUNICH RE ENGINEER XL 2
1998 MUNICH RE SPACE
1998 MUNICH WINDSTORM XL 2
1998 MUNICH WINDSTORM XL 3
1999 MUNICH ENGINEER QS “E”
1999 MUNICH PER BUYER XL
1999 MUNICH RE ENGINEER XL 1
1999 MUNICH RE ENGINEER XL 2
1999 MUNICH WINDSTORM XL 2
1999 MUNICH WINDSTORM XL 3
2000 MUNICH PER BUYER XL
2000 MUNICH RE ENGINEER XL-1
2000 MUNICH RE ENGINEER XL-2
2000 MUNICH WINDSTORM XL 2
2000 MUNICH WINDSTORM XL 3
2001 MUNICH RE PER-BUYER XL

32. Nationale Borg	1999 NATIONALE SURETY SURPLUS
2000 NATIONALE SURETY SURPLUS
2001 NATIONALE SURETY SURPLUS

33. NZ EQC	1996 EQC OF WELLINGTON NZ 1
1996 EQC OF WELLINGTON NZ 2

1996 EQC OF WELLINGTON NZ 3
1997 EQC OF WELLINGTON NZ 1 A
1997 EQC OF WELLINGTON NZ 1 B
1997 EQC OF WELLINGTON NZ 2 A
1997 EQC OF WELLINGTON NZ 2 B
1997 EQC OF WELLINGTON NZ 3 A
1997 EQC OF WELLINGTON NZ 3 B
1998 EQC OF WELLINGTON NZ 1 A
1998 EQC OF WELLINGTON NZ 1 B
1998 EQC OF WELLINGTON NZ 2 A
1998 EQC OF WELLINGTON NZ 2 B
1998 EQC OF WELLINGTON NZ 3 A
1998 EQC OF WELLINGTON NZ 3 B
1999 EQC OF WELLINGTON NZ 1A
1999 EQC OF WELLINGTON NZ 1B
1999 EQC OF WELLINGTON NZ 2A
1999 EQC OF WELLINGTON NZ 2B
1999 EQC OF WELLINGTON NZ 3A
1999 EQC OF WELLINGTON NZ 3B

34. People Ins.	1996 PEOPLES CREDIT XL
1996 PEOPLES CREDIT/BONDING QS
1996 PEOPLES POLITICAL QS
1997 PEOPLES CREDIT XL
1997 PEOPLES CREDIT/BONDING QS
1997 PEOPLES POLITICAL QS
1998 PEOPLES CREDIT & BOND XL
1998 PEOPLES CREDIT/BONDING QS
2000 PEOPLES CREDIT & BOND XL

35. Polish Re	2000 PTR CREDIT & BOND FAC
2000 PTR CREDIT & BOND TREATY
2001 PTR CREDIT & BOND FAC
2001 PTR CREDIT & BOND TREATY

36. Prisma	1996 PRISMA TRADE METRO GROUP
1997 PRISMA TRADE METRO GROUP

37. Renaissance	1997 RENAISSANCE XL SECTION 1

38. RGB	1997 RGB SECTION A - PROPERTY
1997 RGB SECTION B - ENGINEER
1997 RGB SECTION C - BANKS

39. RSA	1996 SUN ALLIANCE TRADE
2001 RSA BOND QS
2001 RSA TRADE - A&B
2001 RSA TRAVEL BOND

40. Scor	1998 SCOR CREDIT & BOND XL 1
1998 SCOR CREDIT & BOND XL 2
1999 SCOR CREDIT & BOND XL 1
1999 SCOR CREDIT & BOND XL 2
1997 SOREMA PROPERTY XL

1998 SOREMA/INV ADMIN/JUDIC QS
1998 SOREMA/INV ADMIN/JUDIC SS
1998 SOREMA/INVER CREDIT QS
1998 SOREMA/INVER FIDELTY QS
1998 SOREMA/INVER FIDELTY SS
1999 SOREMA FAC TAMSA MEXICO

41. Signet	2000 SIGNET RETRO SURETY XL 2
2000 SIGNET RETRO SURETY XL 3

42. Sirius	1996 ABB BOND PORTFOLIO - 3
1996 ABB BOND PORTFOLIO - 6
1996 SIRIUS POLITICAL
1997 SIRIUS POLITICAL SS
1998 SIRIUS ABB/JORF LASFAR
1998 SIRIUS LLOYDS UPGRADE
1998 SIRIUS POLITICAL SS
1999 SIRIUS ABB/CIEN XL-2
1999 SIRIUS POLITICAL SS
2000 SIRIUS POLITICAL SS

43. St Paul Intl	1999 ST PAUL INTL/FRENCH QS
2000 ST PAUL INTL/FRENCH QS
2001 ST PAUL FRENCH QS - A & B

44. Sumitomo	1996 SUMITOMO SURETY FAC

45. TOA	2001 TOA BOND QS RETRO

46. TRYG-BALTICA	1996 TRYG-BALTICA HOJGAARD
1996 TRYG-BALTICA MONBERG
1996 TRYG-BALTICA NCC
1997 TRYG-BALTICA ABB DENMARK
1997 TRYG-BALTICA HOJGAARD
1997 TRYG-BALTICA MONBERG
1997 TRYG-BALTICA NCC
1997 TRYG-BALTICA SIEMENS
1998 TRYG-BALTICA ABB DENMARK
1998 TRYG-BALTICA HOFFMAN
1998 TRYG-BALTICA HOJGAARD
1998 TRYG-BALTICA MONBERG
1998 TRYG-BALTICA NCC
1998 TRYG-BALTICA NEG MICON
1998 TRYG-BALTICA SIEMENS
1998 TRYG-BALTICA VESTAS WIND

47. Unistrat	1997 UNISTRAT TECHNIP/EGYPT
1998 UNISTRAT TECHNIP/EGYPT
1999 UNISTRAT TECHNIP/EGYPT
2001 UNISTRAT PER COUNTRY XL2
2001 UNISTRAT PER COUNTRY XL3

48. Victoria Re	1997 VICTORIA RE CREDIT XL
1998 VICTORIA RE CREDIT XL

1999 VICTORIA RE - METRO XL 1
1999 VICTORIA RE - METRO XL 2
1999 VICTORIA RE - METRO XL 3
1999 VICTORIA RE - METRO XL 4
1999 VICTORIA RE - REWE GROUP
1999 VICTORIA RE CREDIT XL
2000 VICTORIA RE - METRO XL 1
2000 VICTORIA RE - METRO XL 2
2000 VICTORIA RE - METRO XL 3

49. Villers	1997 RCC VILLERS FINE ART XL 2
1997 RCC VILLERS FINE ART XL 3
1998 RCC VILLERS FINE ART XL 2
1998 RCC VILLERS FINE ART XL 3
1998 RCC VILLERS FINE ART XL 4

50. Yasuda	1996 YASUDA SURETY